Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
14.	Commitments and Contingencies

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From time to time the Company expects to be subject to legal proceedings and claims in the ordinary course of its business, principally personal injury and property casualty claims. Such claims, even if lacking merit, could result in the expenditure of significant financial and managerial resources. With regards to a charter party agreement of our Aframax tanker “Stealth Berana”, the Company commenced arbitration during 2020 in respect of all disputes arising under this agreement, including the claims of the charterers for alleged losses in connection with the redelivery of the vessel to the Company. The Company provided security for the claims of the charterers by way of a payment of
$
1,473,000
by StealthGas Inc. into an escrow account (Note 3). The respective liability to StealthGas Inc. had been included in “Payable to related party” in the combined balance sheet as of December 31, 2020. As of December 31, 2020, an amount of
$1,165,031
was kept in the escrow account and was presented under current restricted cash in the combined balance sheet as of December 31, 2020. In August 2021, the Company reached a settlement agreement with the charterers. Based on the settlement agreement, the funds held in the escrow account were released and the Company received the net amount of
 $765,031
in full and final settlement of the claims of the Company and the charterers including the liabilities of the Company due to the customer deposits (Note 13).

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Future minimum contractual charter revenues, gross of commissions, based on vessels committed to non-cancellable, time and bareboat charter contracts as of December 31, 2021, amount to
$4,642,050 during the year ending December 31, 2022.